UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2024

FATHOM DIGITAL MANUFACTURING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39994	42-0023833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1050 Walnut Ridge Drive

Hartland, WI 53029

(Address of principal executive offices)

Registrant’s telephone number, including area code: (262) 367-8254

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	FATH	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Introduction

This Current Report on Form 8-K is being filed in connection with the completion, on May 21, 2024 (the “Closing Date”), of the transactions contemplated by the Agreement and Plan of Merger, dated as of February 16, 2024 (the “Merger Agreement”), by and among Fathom Digital Manufacturing Corporation, a Delaware corporation (the “Company”), Fathom Digital Manufacturing Intermediate, LLC, a Delaware limited liability company (“Parent”), Fathom Digital Manufacturing Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Company Merger Sub”), Fathom Digital Manufacturing Merger Sub 2, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Company Merger Sub (“LLC Merger Sub”), Fathom Holdco, LLC, a Delaware limited liability company and the partially-owned operating subsidiary of the Company (“OpCo LLC”), and the Company, pursuant to which, on the Closing Date, among other things, (i) LLC Merger Sub merged with and into OpCo LLC with OpCo LLC surviving the merger as a partially owned subsidiary of the Company (the “LLC Merger”) and (ii) immediately following the LLC Merger, Company Merger Sub merged with and into the Company, with the Company as the surviving corporation (the “Company Merger,” and collectively, with the LLC Merger and the other transactions contemplated by the Merger Agreement, the “Merger”). As a result of the Merger, the Company became a wholly-owned subsidiary of Parent. Parent, Company Merger Sub and LLC Merger Sub are affiliates of CORE Industrial Partners, LLC. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference in this Item 1.02.

Termination of Company ESPP. On the Closing Date, the Company ESPP was terminated prior to the Company Merger Effective Time, with accumulated participant contributions returned to the participants without interest.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated herein by reference in this Item 2.01.

On the Closing Date, the Company completed its previously announced Merger with Company Merger Sub. As provided in the Merger Agreement, Company Merger Sub was merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Merger Consideration. As a result of the Merger, (i) each share of Company Class A Common Stock issued and outstanding as of immediately prior to the Company Merger Effective Time (including each share of Company Class A Common Stock resulting from the exchange of OpCo Class A Units for shares of Company Class A Common Stock resulting from the Class A Unit Exchange and excluding (A) Company Class A Earnout Shares, (B) shares of Class A Common Stock (1) held by the Company as treasury stock, (2) owned by Parent, Company Merger Sub or any of its Affiliates (including Rollover Shares) and (3) owned, directly or indirectly, by the CORE Funds (the shares described in (1) through (3) of this clause (B), collectively, the “Owned Company Shares”) and (C) shares of Company Class A Common Stock held by Company Stockholders who have not voted in favor of the adoption of the Merger Agreement and who have properly demanded appraisal of such shares of Company Class A Common Stock in accordance with, and who have otherwise complied with, Section 262 of the DGCL (the “Dissenting Shares”)) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $4.75, without interest thereon, subject to any required withholdings of Taxes (the “Per Share Price”), (ii) each Owned Company Share was cancelled and extinguished without any conversion thereof or consideration paid therefor, (iii) each outstanding Company Class A Earnout Share was automatically cancelled and ceased to exist and no payment was made with respect thereto and (iv) each share of Company Class B Common Stock (including SPAC Class B Earnout Shares) was automatically cancelled and ceased to exist and no payment was made with respect thereto. Holders of Dissenting Shares are entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL.

Treatment of Company Awards. Pursuant to the Merger Agreement, at the Company Merger Effective Time, automatically and without any required action on the part of the holder thereof:

(i) each Company Option outstanding and unexercised immediately prior to the Company Merger Effective Time (whether vested or unvested), was converted into the right to receive a cash payment, less applicable Tax withholdings, equal in value to (i) the excess, if any, of the Per Share Price over the per share exercise price of such Company Option, multiplied by (ii) the number of shares of Company Common Stock covered by such Company Option immediately prior to the Company Merger Effective Time (the “Option Consideration”). The Option Consideration will be paid to the applicable holder no later than the second regularly scheduled payroll date following the Closing Date;

(ii) each Company Restricted Stock Unit Award outstanding immediately prior to the Company Merger Effective Time was cancelled and converted into the contingent right to receive an amount in cash, without interest and less applicable Tax withholdings, equal in value to (A) the Per Share Price multiplied by (B) the number of shares of Company Common Stock covered by such Company Restricted Stock Unit Award immediately prior to the Company Merger Effective Time (the “Converted Cash Award”), which Converted Cash Award was subject to the same time-based vesting schedule and generally the same terms and conditions of the corresponding Company Restricted Stock Unit Award from which it was converted;

(iii) each unvested Company Restricted Stock Unit Award held by a non-employee director of the Company outstanding immediately prior to the Company Merger Effective Time was forfeited and cancelled for no consideration, except that to the extent that any outstanding Company Restricted Stock Unit Award granted on May 4, 2023 to a non-employee director of the Company (including the award granted to Carey Chen in his capacity as a non-employee director) remained unvested immediately prior to the Company Merger Effective Time, such award vested in full at the Company Merger Effective Time, with the holder of such Company Restricted Stock Unit Award becoming entitled to receive an amount in cash, less applicable Tax withholdings, equal in value to (A) the Per Share Price multiplied by (B) the number of shares of Company Common Stock covered by such award immediately prior to the Company Merger Effective Time;

(iv) each Company Performance Stock Unit Award outstanding immediately prior to the Company Merger Effective Time and that satisfied the applicable performance vesting criteria associated with such Company Performance Stock Unit Award (or applicable portion thereof) as of immediately prior to the Company Merger Effective Time was cancelled and converted into the contingent right to receive a Converted Cash Award with respect to an amount in cash, without interest and less applicable Tax withholdings, equal in value to (A) the Per Share Price multiplied by (B) the number of shares of Company Common Stock covered by such Company Performance Stock Unit Award with respect to which the applicable performance vesting criteria had been satisfied immediately prior to the Company Merger Effective Time, which Converted Cash Award was subject to the same time-based vesting schedule and generally the same terms and conditions of the corresponding Company Performance Stock Unit Award from which it was converted; and

(v) each Company Performance Stock Unit Award (or applicable portion thereof) outstanding immediately prior to the Company Merger Effective Time and that had not satisfied the applicable performance-vesting criteria associated with such Company Performance Stock Unit Award (or applicable portion thereof) as of immediately prior to the Company Merger Effective Time was forfeited and cancelled for no consideration.

Treatment of Warrants. At the Company Merger Effective Time, each outstanding Company Warrant, in accordance with its terms, automatically and without any required action on the part of the holder thereof or any other Person, ceased to represent a Company Warrant exercisable for Company Class A Common Stock and became a Company Warrant exercisable for an amount equal to 1⁄20th of the Per Share Price. If a Registered Holder (as defined in the Warrant Agreement) properly exercises a Company Warrant within thirty (30) days following the date of this Current Report on Form 8-K, the Warrant Price (as defined in the Warrant Agreement) with respect to such exercise will be reduced to an amount (in dollars) equal to $0.233765 per Warrant, which is equal to 1⁄20th of the Per Share Price (but in no event less than zero) minus the Black-

Scholes Warrant Value (as defined in the Warrant Agreement) with respect to such Warrant, which would have been equal to $0.003735 per Warrant as of the close of trading on May 20, 2024, the last trading day prior to the Company Merger Effective Time and the filing of this Current Report on Form 8-K. In order to be eligible to pay such reduced exercise price and receive such Black-Scholes Warrant Value, the holder of such Warrant shall be required to validly exercise such Warrant, including, in the payment of the exercise price in cash or, to the extent permitted or the Company elects to so require under the Warrant Agreement, the exercise of such Warrant on a cashless basis in accordance with the terms of the Warrant Agreement on or prior to June 20, 2024.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2024 and is incorporated herein by reference.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference in this Item 2.04.

As described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2024, which is incorporated into this Item 2.04 by reference, on February 16, 2024, certain subsidiaries of the Company entered into a Fourth Amendment (the “Fourth Amendment”) to its Credit Agreement, dated as of December 23, 2021 (such agreement, as amended by the First Amendment thereto, Second Amendment thereto, Third Amendment thereto, and the Fourth Amendment, the “Credit Agreement”, and together with the loans and commitments thereunder, the “Credit Facility”) by and among Fathom Guarantor, LLC, Fathom Manufacturing, LLC, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent thereunder, which such Fourth Amendment, among other things, required the Company to prepay $50.0 million of the term loans under the Credit Facility on the earlier of (i) July 31, 2024, the date on which the Merger Agreement and certain other agreements terminate in accordance with their terms if the transactions contemplated by the Merger Agreement are not consummated by July 31, 2024 and (ii) the date on which the transactions contemplated by the Merger Agreement are consummated (such $50.0 million paydown, the “Term Loan Paydown”).

Accordingly, upon the closing of the Merger referenced in Item 2.01 above, the Company completed the Term Loan Paydown on May 21, 2024.

The above description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2024 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) of the effectiveness of the Merger. As a result, trading in shares of Company Class A Common Stock on the NYSE were suspended and the NYSE filed with the SEC an application on Form 25 to remove shares of Company Class A Common Stock from listing on the NYSE and to deregister the Company Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 15 suspending the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the Company’s Class A Common Stock and the Company’s warrants.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introduction and under Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference in this Item 5.01.

On the Closing Date and as a result of the Merger, a change in control of the Company occurred and the Company is now a wholly-owned subsidiary of Parent. The total amount of cash consideration payable to the Company’s equityholders in connection with the Merger was approximately $6.0 million. The funds used to complete the Merger and related transactions were provided by equity contributions from the CORE Funds and certain other co-investors.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Following the Company Merger Effective Time, each director of the Company shall resign from his or her respective position as a member of the Company’s Board and any committees thereof. Their respective successors shall thereafter be appointed and will hold office until his or her respective successor is elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the organizational documents of the surviving corporation.

At the Company Merger Effective Time, the officers of the Company shall become and constitute the only officers of the surviving corporation, and such officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the organizational documents of the surviving corporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company Merger Effective Time, (i) the Company’s Amended and Restated Certificate of Incorporation was amended and restated in its entirety and (ii) the Company’s Amended and Restated Bylaws were amended and restated in their entirety, each in accordance with the terms of the Merger Agreement.

Copies of the Second Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of February 16, 2024, by and among Fathom Digital Manufacturing Intermediate, LLC, Fathom Digital Manufacturing Merger Sub, Inc., Fathom Digital Manufacturing Merger Sub 2, LLC, Fathom Holdco, LLC, and Fathom Digital Manufacturing Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2024).

3.1	Second Amended and Restated Certificate of Incorporation of Fathom Digital Manufacturing Corporation

3.2	Second Amended and Restated Bylaws of Fathom Digital Manufacturing Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM DIGITAL MANUFACTURING CORPORATION

By:	/s/ Mark Frost
Name:	Mark Frost
Title:	Chief Financial Officer

Date: May 21, 2024